Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of April 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.7%)
Brazil (1.3%)
	Petroleo Brasileiro SA	10,954,379	74,094
Canada (8.3%)
	Cenovus Energy Inc.	9,713,562	179,506
	Enbridge Inc.	3,660,308	159,730
	TC Energy Corp. (XTSE)	1,155,723	61,138
	ARC Resources Ltd.	1,771,489	24,559
	Pembina Pipeline Corp.	610,977	23,119
	TC Energy Corp.	435,303	23,025
			471,077
China (1.2%)
	China Yangtze Power Co. Ltd. Class A	13,517,160	46,463
	China Gas Holdings Ltd.	18,239,154	22,233
			68,696
France (8.0%)
	TotalEnergies SE	4,088,698	200,767
	Engie SA (XPAR)	13,175,434	155,477
	TotalEnergies SE ADR	2,099,358	102,260
			458,504
Germany (1.4%)
	RWE AG	1,878,408	77,990
India (2.0%)
	Power Grid Corp. of India Ltd.	37,988,685	112,574
Italy (3.5%)
	Enel SpA	16,105,262	104,731
	Tenaris SA	6,358,089	97,165
			201,896
Norway (3.4%)
	Equinor ASA	5,604,566	189,432
	Equinor ASA ADR	147,777	5,036
			194,468
Russia (0.0%)
[1]	LUKOIL PJSC ADR	1,423,477	—
Spain (2.4%)
	Iberdrola SA (XMAD)	11,943,475	137,240
United Kingdom (16.6%)
	Shell plc (XLON)	11,916,288	319,904
	BP plc	46,157,580	222,840
	Shell plc ADR	3,943,439	210,698

		Shares	Market Value ($000)
	National Grid plc	8,869,712	131,777
	BP plc ADR	2,137,755	61,396
			946,615
United States (50.6%)
	ConocoPhillips	3,962,601	378,508
	Marathon Petroleum Corp.	3,821,780	333,489
	Pioneer Natural Resources Co.	1,185,600	275,616
	Coterra Energy Inc.	6,970,379	200,677
	Duke Energy Corp.	1,787,702	196,933
	Exelon Corp.	3,845,918	179,912
	Southern Co.	2,130,691	156,371
	FirstEnergy Corp.	3,403,405	147,401
	NextEra Energy Inc.	2,044,406	145,194
	Chesapeake Energy Corp.	1,749,407	143,486
	American Electric Power Co. Inc.	1,341,040	132,910
	Sempra Energy (XNYS)	815,850	131,646
	Edison International	1,782,496	122,618
	Williams Cos. Inc.	3,217,924	110,343
	CenterPoint Energy Inc.	2,580,153	78,978
	Constellation Energy Corp.	1,281,973	75,906
	Avangrid Inc.	1,129,528	50,095
	Schlumberger NV	842,808	32,878
			2,892,961
Total Common Stocks (Cost $4,290,028)			5,636,115
Temporary Cash Investments (1.4%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund 0.409%	1,011	101
		Face Amount ($000)
Repurchase Agreement (1.4%)
	NatWest Markets plc, 0.300%, 5/2/22 (Dated 4/29/22, Repurchase Value $81,302,000, collateralized by U.S. Treasury Note/Bond 1.500%–2.250%, 8/15/22–10/31/24, with a value of $82,926,000)	81,300	81,300
Total Temporary Cash Investments (Cost $81,401)			81,401
Total Investments (100.1%) (Cost $4,371,429)			5,717,516
Other Assets and Liabilities—Net (-0.1%)			(4,318)
Net Assets (100%)			5,713,198
Cost is in $000.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of April 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,438,132	—	—	3,438,132
Common Stocks—Other	379,390	1,818,593	—	2,197,983
Temporary Cash Investments	101	81,300	—	81,401
Total	3,817,623	1,899,893	—	5,717,516